Exhibit 10.124

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Sunoco Logistics	Sunoco Partners Marketing & Terminals L,P.
1004 N. Big Spring Street
Suite 515
Midland, TX 79701
December 4, 2006	432 686 7080
Fax 432 687 2641

Mr. John Lacik

Square One Energy

Suite 3200 Unit 25

801 Cherry Street

Fort Worth, TX 76102

Re: Crude Oil Purchase Agreement

Sunoco Partners Reference No. 521329

Dear Mr. Lacik:

Reference is made to the above subject Crude Oil Purchase Agreement whereby Sunoco Partners Marketing & Terminals L.P. will purchase all of the crude oil and condensate, produced from the lease(s) listed on Exhibit “A”.

This confirms our understanding that by mutual consent said agreement shall be amended as follows:

Term. This agreement shall remain in effect for a term of one (1) year commencing on November 1, 2006, and from month to month thereafter, unless and until terminated by either party upon written notice thereof given thirty (30) days in advance of the end of the primary term of this agreement or any extensions thereof.

For Sunoco Partners’ Properties Except #0092600000, the following paragraph shall read:

Price. Effective November 1, 2006, Sunoco Partners’ posted price for West Central Texas Intermediate crude oil (currently Sunoco Partners’ Col. 9), in effect on date of delivery, available in Sunoco Partners Marketing & Terminals L.P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment.  Buyer and Seller agree that the net adjustment shall be computed as set forth in Exhibit “A”.  The Temporary Marketing Adjustment (T.M.A.) currently equals *****(1) per barrel.

For pricing purposes, the daily volume of crude delivered in each month shall be determined either by reference to delivery tickets or other records showing actual daily deliveries of such crude or, in the absence of such records, shall be deemed to have been delivered in equal daily quantities for each day of the given month.

For Sunoco Partners’ Property #0092600000, the following paragraph shall read:

Price. Effective November 1, 2006, Sunoco Partners’ posted price for West Texas/New Mexico Intermediate crude oil (currently Sunoco Partners’ Col. 4), in effect on date of delivery, available in Sunoco Partners Marketing & Terminals L.P. Crude Oil Price Bulletin Summary as published, modified by the net adjustment.  Buyer and Seller agree that the net adjustment shall be

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

computed as set forth in Exhibit “A”.  The Temporary Marketing Adjustment (T.M.A.) currently equals *****(2) per barrel.

For pricing purposes, the daily volume of crude delivered in each month shall be determined either by reference to delivery tickets or other records showing actual daily deliveries of such crude or, in the absence of such records, shall be deemed to have been delivered in equal daily quantities for each day of the given month.  Buyer and seller agree for all leases listed on the attached Exhibit A and any additions thereto during the term of this agreement, gravity shall be deemed 55º API.

Except as hereby specifically modified, all terms and conditions of said Crude Oil Purchase Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance and confirm by signing in duplicate and returning one (1) copy for our files to:

Contract Administrator
Sunoco Partners Marketing & Terminals L.P.
1004 N. Big Spring, Suite 515
Midland, Texas 79701

If we do not receive a signed copy by mail or fax within ten (10) business days from the date of receipt of this amendment, we will take that as evidence of your acceptance of this amendment to the above referenced agreement.

Agreed and accepted this 8th day of January, 2007.

SQUARE ONE ENERGY, INC.		SUNOCO PARTNERS MARKETING & TERMINALS L.P.
		By:	Sunoco Logistics Partners Operations Gp LLC,
Its General Partner
By:	/s/ Michael J. Ricketts
Michael J. Ricketts
Title:	CFO	By:	/s/ David Johnson
David C. Johnson, Agent
Date	1/8/07	Title	Crude Oil Representative

Date

(2) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT “A”

SQUARE ONE ENERGY – COPA #521329	REVISION EFFECTIVE: 11/01/2006

EFF. DATE	SUNOCO PARTNERS PROP. #	LEASE NAME	FIELD	COUNTY/ST	DIVISION ORDER	TEMP MKTG. ADJ.			(-)	TRANS ADJ.	(-)	NET ADJ			*****(3)	PRICE*

03/01/04	0092600000	DESDEMONA GAS PLNT	DESDEMONA	EASTLAND, TX	100% I	$	*****	(3)		$0.00		$	*****	(3)		# SUNOCO PARTNERS WT/NM INT (COL.4)
03/01/04	4008540000	HOGTOWN-MOORE UNIT	DESDEMONA	EASTLAND, TX	100% E	$	*****	(3)		$0.00		$	*****	(3)		SUNOCO PARTNERS WCTINT (COL. 9)

03/01/04	0106880000**	DESDEMONA FIELD UNIT FACILITY**		EASTLAND, TX
03/01/04	0106890000	DESDEMONA FIELD UT 1202/1203	DESDEMONA	EASTLAND, TX	100% E	$	*****	(3)		$0.00		$	*****	(3)		SUNOCO PARTNERS WCTINT (COL. 9)
03/01/04	40210470000	DESDEMONA FIELD UT (TAXABLE)	DESDEMONA	EASTLAND, TX	100% E	$	*****	(3)		$0.00		$	*****	(3)		SUNOCO PARTNERS WCTINT (COL. 9)

(3) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

#GRAVITY DEEMED 55 DEGREES

*AS PUBLISHED IN SUNOCO PARTNERS MARKETING & TERMINALS L.P. CRUDE OIL PRICE BULLETIN SUMMARY

**FOR SUNOCO PARTNERS ADMINISTRATIVE PURPOSES ONLY